SECUREPATH FOR LIFE PRODUCT

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

AND

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC POOLED ACCOUNT NO. 44

Supplement dated August 17, 2023

to the Prospectus dated May 1, 2023

I. The first paragraph in your prospectus under BENEFITS AVAILABLE UNDER THE CONTRACT in the paragraph titled “Required Minimum Distributions” located on page 28 is deleted and replaced with the following:

Required Minimum Distributions. Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement Account owner must withdraw annually, generally starting with the year that he or she reaches 73 years of age under current Internal Revenue Code requirements (age 72 if the account owner attained age 72 before 1/1/2023 or age 70 1⁄2 if the retirement Account owner attained 70 1⁄2 before 1/1/2020). In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.

II. The last paragraph in your prospectus under DEATH BENEFIT in the section titled “Payment Options” located on page 32 is deleted and replaced with the following:

If the Beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 73 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.

III. The following paragraphs in your prospectus under TAX INFORMATION are added as follows:

A.	The following paragraph is added as the third paragraph of the section titled “Section 403(b) Annuities” on page 34:

For years beginning after December 31, 2024 the limit on catch-up contributions will be increased for participants who have reached ages 60,61,62, or 63. For participants in only these ages the catch up contribution will be increased to a maximum of 150% of the regular catch-up contribution limit for 403(b) plans in 2024. This new catch up limit contribution may be required to be made on a Roth basis if the participant’s wages for the prior year exceed an annually indexed limit as prescribed by the IRS.

B.	The paragraph in the section titled “Restrictions on Withdrawals of Elective Contributions” on page 35 is deleted and replaced with the following:

Any funds in the Participant’s Account balance attributable to pre-tax salary reduction Contributions will be restricted from withdrawal except upon attainment of age 59 1⁄2, severance from employment, death, disability or hardship. Funds in the Participant’s Account balance attributable to employer Contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.

C.	The first paragraph in the section titled “Section 401(a) Plans” on page 35 is deleted and replaced with the following:

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make Contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual Contributions to a defined Contribution Plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of the $61,000 for 2022 and $66,000 for 2023 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) Plan, the annual deferral limit for the Participant’s elective Contributions under Section 402(g) of the Code is $20,500 for 2022 and 22,500 for 2023 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 403(b) Plan, a simplified employee pension Plan, or other tax deferred annuity. In addition, Participants may make after-tax Contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $7,500 in 2023(an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

D.	The first and second paragraphs in the section titled “Section 408 (IRA) Contracts” on page 36 is deleted and replaced with the following:

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make Contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the Contributions for federal income tax purposes. For 2023, a Participant’s total IRA Contributions cannot exceed the applicable annual limit per Code Section 219(b)(5), as indexed for cost-of living adjustments ($6,500 for 2023) or the Participant’s taxable compensation for the year. For a participant age 50 or older the annual limit is increased by $1000 in catch-up contributions. The catch-up contribution will also be indexed considering the cost-of-living adjustment in increments of $100 beginning in years after 12/31/2023. The IRA Contribution limit does not apply to rollover Contributions or qualified reservist repayments. If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did. The combined amount of Contributions cannot exceed the taxable compensation reported on the joint tax return.

No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant. However, “excess Contributions” to an IRA are taxed at 6% per year as long as the excess amounts remain in the IRA. An excess IRA Contribution can occur by: (1) contributing more than the IRA Contribution limit; (2) making a Contribution to a traditional IRA at age 70 1⁄2 or if the Participant attained age 70 1⁄2 prior to 1/1/2020 (no applicable age limit after this date); or (3) making an improper rollover Contribution to an IRA. In order to avoid the excess Contributions tax the Participants must withdraw the excess Contribution (along with any income earned on the excess Contribution) by the due date of his/her individual income tax return (including extensions). Note, any earned income on excess Contributions that is withdrawn will be subject to income tax, including (if applicable) the tax on premature distributions if received prior to attainment of age 59 1⁄2, unless an exception applies (see below).

E.	The first paragraph of the section titled “Section 457 Plans” on page 37 is deleted and replaced with the following:

Section 457 of the Code allows employees of or independent Contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation Plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $22,500 for 2023 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on Plan terms, Section 457 Plans may also allow additional catch-up Contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).

F.	The first paragraph of the section titled “Minimum Distribution Requirements” on page 36 is deleted and replaced with the following:

Distributions from a Plan or traditional IRA generally must begin no later than the April 1st of the calendar year following the year in which the Participant attains age 73 (age 72 if the Annuitant attained age 72 before 1/1/2023, or age 70 1⁄2 if the Owner attained age 70 1⁄2 before 1/1/2020) or for Plans, the year in which he or she retires after they have attained these ages. If the actual distributions from a traditional IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose an excise tax on this excess amount. Roth IRA’s are not subject to the required minimum distribution rules while the owner is alive.

G.	The second paragraph of the section titled “Income Tax Withholding” on page 37 is deleted and replaced with the following:

For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her Beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of the required minimum distribution age (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.